 Exhibit  99.2

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	April	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	5/20/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Paula Toy	Vice-President of Finance
ORIGINAL SIGNATURE OF PREPARER	TITLE

Paula Toy	5/20/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	FEBRUARY	MARCH	APRIL
ASSETS
1.	UNRESTRICTED CASH	$295,821	$2,506,578	$813,452	$5,991,886
2.	RESTRICTED CASH	$101,555	$0	$0	$0	[3]
3.	TOTAL CASH	$397,376	$2,506,578	$813,452	$5,991,886
4.	ACCOUNTS RECEIVABLE (NET)	$143,949	$106,096	$106,096	$106,096
5.	INVENTORY
6.	NOTES RECEIVABLE	$8,912
7.	PREPAID EXPENSES	$343,387	$83,448	$117,925	$112,103	[6]
8.	OTHER (ATTACH LIST)	$49,475	$53,963	$53,844	$53,665
9.	TOTAL CURRENT ASSETS	$943,098	$2,750,086	$1,091,318	$6,263,750
10.	PROPERTY, PLANT & EQUIPMENT		$1,954,154	$1,976,964	$1,979,129
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(1,864,695)	$(1,868,569)	$(1,872,483)
12.	NET PROPERTY, PLANT & EQUIPMENT	$299,672	$89,460	$108,396	$106,647
13.	DUE FROM INSIDERS	$74,265,951	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$662,950	$0	$0	$0
15.	OTHER (ATTACH LIST)	$13,513,629	$15,274,763	$15,892,426	$16,840,242
16.	TOTAL ASSETS	$89,685,300	$18,114,308	$17,092,139	$23,210,639
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$690,282	$752,003	$1,082,214	[4]
18.	TAXES PAYABLE		$84,441	$89,914	$146,548	[5]
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$3,911,160	$5,236,832	$5,748,914	4&7
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$22,574,007	$22,600,295	$30,576,089
23.	TOTAL POSTPETITION LIABILITIES		$27,259,890	$28,679,045	$37,553,765
PREPETITION LIABILITIES
24.	SECURED DEBT	undetermined	$4,504	$4,504	$4,504	2&5
25.	PRIORITY DEBT	undetermined	$0	$0	$0
26.	UNSECURED DEBT	$9,203,450	$686,588	$686,588	$686,588
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$9,203,450	$691,092	$691,092	$691,092
29.	TOTAL LIABILITIES	$9,203,450	$27,950,983	$29,370,137	$38,244,858
EQUITY
30.	PREPETITION OWNERS' EQUITY		$78,978,770	$78,978,770	$78,978,770
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(18,693,604)	$(20,921,138)	$(23,229,476)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$(70,121,841)	$(70,335,631)	$(70,783,514)	[1]
33.	TOTAL EQUITY		$(9,836,675)	$(12,277,998)	$(15,034,219)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$18,114,308	$17,092,139	$23,210,639

[1]	This includes the following intercompany amounts shown below. The Schedule Amount related to this is shown under Item 13. Due From Insiders.

Due from Life Partners Holdings, Inc.	$78,080,715.60
Due from LPHI Management Services	$11,719.74
Due to LPI Financial Services, Inc.	$(7,308,921.63)
$70,783,513.71

[2]	Item 24. Secured Debt is accrued property taxes for the prepetition period of Jan. 1, 2015 thru May 19, 2015 related to the airplane.
[3]	Item 2. Remaining balance representing interest income paid out in January leaving $0 balance in account.
[4]	Item 17. Accounts Payable includes $1,043,929.22 of invoices from bankruptcy professionals that would otherwise be included in Item 20. Professional Fees.
[5]	Accrued personal property taxes includes 2015 property tax accessed on the airplane which remains unpaid.
[6]	Item 7. Prepaid Expenses includes $36,651.73 postage purchased for upcoming mailout.
[7]	Item 20. Professional Fees reflects expenses allocated to LPI. MOR-6 reflects all bankruptcy professional fees of Life Partners Holdings and its subsidiaries.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	FEBRUARY	MARCH	APRIL
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$25,000	$25,000	$25,000	$25,000
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$15,505	$15,505	$15,505	$15,505
8.	ESP Communications Duplicate Payment	$7,500	$7,500	$7,500	$7,500
8.	Advance Trust & Life Escrow Services, LTA (Abandonment Premiums)		$5,064	$5,064	$5,064
8.	Employee Advances	$992	$0	$0	$0
8.	Notes Receivable-Employee	$477	$894	$775	$596
8
8.	TOTAL - OTHER CURRENT ASSETS	$49,475	$53,963	$53,844	$53,665
14.	OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$662,950	$-	$-	$-	[1]
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$662,950	$-	$-	$-
15.	OTHER ASSETS
15.	TDL, LLC Misappropriation of Foreign Exchange Funds	$257,395
15.	Advance on Premiums paid by PES on behalf of investors	$13,083,062	$15,167,711	$15,723,425	$16,444,254
15.	Advance on Premiums paid by ATLES on behalf of investors	$136,291	$455,398	$520,993	$733,954
15.	Allowance for Bad Debts		$(5,483,317)	$(5,483,317)	$(5,483,317)
15.	Overpayments of Commissions Receivable	$36,881
15.	Deferred Income Tax Benefit		$4,632,419	$4,632,419	$4,632,419
15.	Policy Purchase		$123,591	$123,591	$123,591
15.	Capitalized Premiums on Policies Purchased		$363,403	$363,403	$377,429
15.	Deposits		$15,558	$11,912	$11,912
15.	TOTAL - OTHER ASSETS	$13,513,629	$15,274,763	$15,892,426	$16,840,242

22. POSTPETITION LIABILITIES
22.	Accrued Payroll		$47,407	$70,556	$130,970
22.	Accrued Vacation		$88,609	$87,848	$77,438
22.	Accrued 401K		$0	$0	$3,412
22.	401K Loan		$0	$0	$863
22.	US Trustee Fees		$18,155	$22,055	$22,055	3
22.	Phoenix Life Insurance Settlement		$313,835	$313,835	$313,835	[2]
22.	Loan From Maturities (Dkt 1127)		$17,078,485	$17,078,485	$25,000,000
22.	Deferred Revenue		$5,027,515	$5,027,515	$5,027,515
22	TOTAL - OTHER POSTPETITION LIABILITIES		$22,574,007	$22,600,295	$30,576,089

[1]	Sold pursuant to court order Dkt.1053
[2]	Funds received from class action lawsuit against Phoenix Life Insurance regarding COI increases.
[3]	This was previously shown as part of Line 20. Professional Fee Liability on page 1 of the Monthly Operating Report.

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JANUARY	FEBRUARY	MARCH	APRIL
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$28,979	$14,064	$13,307	$12,748
7.	TOTAL COST OF GOODS SOLD	$28,979	$14,064	$13,307	$12,748
8.	GROSS PROFIT	$(28,979)	$(14,064)	$(13,307)	$(12,748)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$28,794	$28,794	$30,908	$114,842
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$258,192	$250,035	$264,894	$217,736
12.	RENT & LEASE	$19,571	$15,054	$14,148	$19,603
13.	OTHER (ATTACH LIST)	$28,532	$9,630	$(8,799)	$13,014
14.	TOTAL OPERATING EXPENSES	$335,090	$303,514	$301,151	$365,195
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(364,069)	$(317,578)	$(314,458)	$(377,943)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(3,909)	$(3,867)	$(3,591)	$(6,689)	[1]
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$6,406	$6,281	$3,874	$3,914
20	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$2,497	$2,415	$283	$(2,775)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$2,098,424	$2,393,698	$1,902,488	$1,909,503
24.	U.S. TRUSTEE FEES	$4,875	$1,625	$3,900	$9,750
25.	OTHER (ATTACH LIST)	$26,318	$24,544	$6,404	$13,917
26.	TOTAL REORGANIZATION EXPENSES	$2,129,617	$2,419,867	$1,912,792	$1,933,170
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(2,496,183)	$(2,739,860)	$(2,227,534)	$(2,308,338)

1 See Supplement To Accrual Basis-2.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

INCOME STATEMENT		JANUARY	FEBRUARY	MARCH	APRIL
OTHER OPERATING EXPENSES
13.	Other Expense- Premium Expense	$31,679	$5,461	$(8,162)	$13,014	[1]
13.	Other Expense- BK Premiums	$287	$4,169	$(637)	$-	[1]
13.	Legal & Professional Expense	$(3,434)	$-
13.	TOTAL - OTHER OPERATING EXPENSE	$28,532	$9,630	$(8,799)	$13,014
NON-OPERATING INCOME
16.	Interest Income	$3,867	$3,867	$3,618	$2
16.	Gain on Sale of Egyptian Replicas
16.	Gain on Sale of Assets
16.	Other Income	$42	$-	$(27)	$6,687	[2]
16.	TOTAL NON-OPERATING INCOME	$3,909	$3,867	$3,591	$6,689
NON-OPERATING EXPENSE
17.		$-	$-	$-	$-
17.
17.
17.
17.	TOTAL NON-OPERATING EXPENSE	$-	$-	$-	$-
OTHER EXPENSE
21.	Franchise Tax	$-	$-	$-	$-
21.	State Income Tax-Other	$-	$-	$-	$-
21.
21.	TOTAL OTHER EXPENSE	$-	$-	$-	$-
OTHER REORGANIZATION EXPENSES
25.	Transcription Services				$392
25.	Relativity Hosting	$6,888	$5,600	$6,404	$5,940
25.	Trustee Travel Expense		$11,264		$7,585
25.	Barbara Pope Contract Labor	$19,430	$7,681
25.	TOTAL OTHER REORGANIZATION EXP	$26,318	$24,544	$6,404	$13,917

[1]	This credit is the result of reclassifying to accounts receivable premiums that were expensed in prior months.
[2]	Payment for Unclaimed Property received from the state.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		JANUARY	FEBRUARY	MARCH	QUARTER ENDED MARCH 31, 2016	APRIL
1.	CASH - BEGINNING OF MONTH	$293,421	$404,644	$2,506,578		$813,452
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION	$132,088	$244,447	$61,866	$438,401	$71
5.	TOTAL OPERATING RECEIPTS	$132,088	$244,447	$61,866	$438,401	$71
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$-	$3,250,000	$-	$3,250,000	$7,921,515
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)	$970,215	$3,890	$10,175	$984,280	$28,808
9.	TOTAL NON-OPERATING RECEIPTS	$970,215	$3,253,889	$10,175	$4,234,279	$7,950,323
10.	TOTAL RECEIPTS	$1,102,302	$3,498,337	$72,041	$4,672,680	$7,950,394
11.	TOTAL CASH AVAILABLE	$1,395,724	$3,902,981	$2,578,620		$8,763,846
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$119,096	$114,483	$117,828	$351,407	$98,937
13.	PAYROLL TAXES PAID	$53,671	$48,912	$46,810	$149,393	$38,572
14.	SALES, USE & OTHER TAXES PAID		$4,164		$4,164
15.	SECURED / RENTAL / LEASES	$19,571	$16,775	$14,148	$50,495	$19,603
16.	UTILITIES	$11,559	$9,337	$6,078	$26,974	$7,317
17.	INSURANCE	$1,559	$52,143	$1,256	$54,958	$49,792
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES	$36		$30	$66	$123
20.	TRAVEL	$1,330	$1,067	$1,284	$3,681	$1,175
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$6,067	$3,613	$2,562	$12,242	$3,090
23.	SUPPLIES	$2,014	$7,443	$4,817	$14,275	$2,102
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$686,581	$555,428	$826,841	$2,068,850	$1,002,759
26.	TOTAL OPERATING DISBURSEMENTS	$901,483	$813,366	$1,021,654	$2,736,503	$1,223,471
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$63,157	$544,050	$735,833	$1,343,040	$1,524,029
28.	U.S. TRUSTEE FEES	$9,750			$9,750	$9,750
29.	OTHER (ATTACH LIST)	$16,689	$38,987	$7,681	$63,357	$14,710
30.	TOTAL REORGANIZATION EXPENSES	$89,597	$583,037	$743,513	$1,416,147	$1,548,490
31.	TOTAL DISBURSEMENTS	$991,079	$1,396,403	$1,765,167	$4,152,649	$2,771,960
32.	NET CASH FLOW	$111,223	$2,101,934	$(1,693,126)	$520,031	$5,178,433
33.	CASH - END OF MONTH	$404,644	$2,506,578	$813,452		$5,991,886

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

CASH RECEIPTS AND DISBURSEMENTS		JANUARY	FEBRUARY	MARCH	QUARTER ENDED MARCH 31, 2016	APRIL

NON-OPERATING RECEIPTS-LOANS AND ADVANCES
6.	Loan From Maturities (Dkt 1127)		$3,250,000		$3,250,000	$7,921,515
6.					$-
6.	Total Loans and Advances	$-	$3,250,000	$-	$3,250,000	$7,921,515

NON-OPERATING RECEIPTS-OTHER
8.	Flow Thru Premiums & Platform Fees				$-	$600
8.	Transfer From LPIFS Checking Acct# 4069	$500,000			$500,000
8.	Transfer from LPHI Checking Acct# 3772	$150,000			$150,000
8.	Interest Income	$3,864	$3,865	$3,616	$11,345
8.	Miscellaneous Income-ATLES TESS Fee	$1,000			$1,000
8.	Other Inc-dividends on pd out policies	$42		$46	$87
8.	Other Income-Phoenix Life Ins. Settlement	$313,835			$313,835		[1]
8.	Return of retainer				$-	$21,170
8.	Reimbursements & Refunds-COBRA insurance	$977		$977	$1,954	$351
8.	Reimbursements & Refunds-Employee Advance		$25		$25
8.	Reimbursements & Refunds-Unclaimed Property				$-	$6,687
8.	Reimbursements & Refunds-Utilities			$2,701	$2,701
8.	Reimbursements & Refunds-Postage	$496		$28	$524
8.	Reimbursements & Refunds-Other			$2,808	$2,808		[2]
8.	Total Other Non-Operating Receipts	$970,215	$3,890	$10,175	$984,280	$28,808

OTHER OPERATING DISBURSEMENTS
25.	Premiums Advanced	$625,423	$449,227	$674,288	$1,748,938	$946,068
25.	Premiums-LPI Owned positions	$1,115	$25,584		$26,698	$14,027
25.	Bank Fees (Charged & Reversed)	$1,310	$566	$1,101	$2,977	$807
25.	BK Premiums	$287	$4,169		$4,456
25.	Courier Services/Postage	$973	$1,604	$46,979	$49,556	$1,352
25.	Employee Relations		$373	$186	$559
25.	Flow Thru Premiums				$-	$600
25.	Licenses & Fees	$842	$91	$180	$1,113	$376
25.	Medical Records	$2,760	$1,522	$857	$5,139	$1,454
25.	Medical Review Life Expectancy	$21,400	$19,575	$12,825	$53,800	$2,350
25.	Outside Services	$4,531	$8,288	$5,550	$18,369	$6,472
25.	Payroll-401K deductions	$10,755	$10,247	$9,561	$30,563	$9,236
25.	PES Operating Exp	$9,624	$21,674	$31,526	$62,824
25.	Software Licenses & Support	$909	$2,650	$24,250	$27,809
25.	Policy Administration Expense	$5,945	$4,171	$7,159	$17,276	$9,658
25.	Subscriptions	$258	$109	$2,279	$2,645	$309
25.	Trust Fees/Cost Reimbursement			$10,075	$10,075	$10,050
25.	Equipment Purchased		$5,577		$5,577
25.	Employee Loan & Advances	$450		$25	$475
25.	Total - Other Operating Disbursements	$686,581	$555,428	$826,841	$2,068,850	$1,002,759

OTHER REORGANIZATION EXPENSES
29.	Transcription Services				$-	$392
29.	Relativity Hosting	$5,917	$8,293		$14,210	$9,098
29.	Trustee Travel Expense Reimbursement		$11,264		$11,264	$5,221
29.	Barbara Pope Contract Labor	$10,772	$19,430	$7,681	$37,883
29.	Privilege Log Export				$-
29.	Total - Other Reorganization Expenses	$16,689	$38,987	$7,681	$63,357	$14,710

[1]	Funds received from class action lawsuit against Phoenix Life Insurance regarding COI increases.
[2]	Refund of PES Operating Expenses.

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	FEBRUARY	MARCH	APRIL
1.	0-30	$139,890	$200,454	$611,360	$942,114
2.	31-60	$279,914	$485,789	$200,445	$609,329
3.	61-90	$77,762	$388,951	$485,789	$200,445
4.	91+	$12,721,787	$14,547,915	$14,946,824	$15,426,320
5.	TOTAL ACCOUNTS RECEIVABLE	$13,219,353	$15,623,109	$16,244,418	$17,178,208	[1]
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$5,163,790	$5,483,317	$5,483,317	$5,483,317	[1]
7.	ACCOUNTS RECEIVABLE (NET)	$8,055,563	$10,139,792	$10,761,101	$11,694,890	[1]

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	April 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$51,073				$51,073
2.	STATE	$89				$89
3.	LOCAL	$21,890		$73,496		$95,387
4.	OTHER (ATTACH LIST)					$0
5.	TOTAL TAXES PAYABLE	$73,052	$0	$73,496	$0	$146,548

6.	ACCOUNTS PAYABLE	$28,531	$405,101	$75,865	$572,717	$1,082,214

STATUS OF POSTPETITION TAXES	MONTH:	April 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	$0	$44,813	$15,058	$29,755
2.	FICA-EMPLOYEE	$0	$20,624	$9,965	$10,659
3.	FICA-EMPLOYER	$0	$20,624	$9,965	$10,659
4.	UNEMPLOYMENT	$0	$20	$20	$0
5.	INCOME	$0			$0
6.	OTHER (ATTACH LIST)	$0			$0
7.	TOTAL FEDERAL TAXES	$0	$86,081	$35,008	$51,073
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT	$0	$990	$902	$89
12.	REAL PROPERTY	$0			$0
13.	PERSONAL PROPERTY	$89,914	$5,473		$95,387	[2]
14.	OTHER (ATTACH LIST)	$0			$0
15.	TOTAL STATE & LOCAL	$89,914	$6,463	$902	$95,475
16.	TOTAL TAXES	$89,914	$92,544	$35,909	$146,548

[1]	These amounts are reported in detail on SUPPLEMENT TO ACCRUAL BASIS-1 under Item 15. Other Assets.
[2]	The figures shown here do not include $4,504.20 accrued for the prepetition period of Jan. 1, 2015 thru May 19, 2015 and include an adjustment to the calendar year 2015 tax accrual resulting from the taxing authority changing the valuation of the aircraft held on 1/1/15.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	April 2016

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	Bank of Texas	Bank of Texas
B.	ACCOUNT NUMBER:	4080	4091
C.	PURPOSE (TYPE):	Checking	Checking		TOTAL
1.	BALANCE PER BANK STATEMENT	$6,051,057	$736,820		$6,787,876
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$648,542	$93,992		$742,534
3.	SUBTRACT: OUTSTANDING CHECKS	$708,892	$830,812		$1,539,703
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$5,990,707	$0	$0	$5,990,707
6.	NUMBER OF LAST CHECK WRITTEN	2158	1370

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	TD Bank, Life Partners, Inc. Acct 70-T202-01-2	unknown	MoneyMarket		$0	[2]
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$1,178	[1]

13.	TOTAL CASH - END OF MONTH	$5,991,886

[1]	Item 12. Currency On Hand includes:	Petty Cash	$672
		PayPal	$424
		Prepaid Visa	$82

[2]	Account has $0 balance and is closed.
[3]	Bank Accounts holding funds in trust from PES for premium escrows and maturities:

Cash Accounts
Premiums Collection Acct # 2016 (sweeps to acct #0027)	$2,080,282.67
Premium Escrow Account FHPREA #0027	$8,147,745.69
Maturities Account MEA #0019	$6,014,386.18
$16,242,414.54

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	April 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Mark Embry	Salaries/Expense Reimbursement	$13,731	$150,559
2.	Advance Trust & Life Escrow Svcs	Premium Remittance/Cost Reimb	$223,011	$756,692
3.	Life Partners Holdings, Inc.	Rent & Return deposit in error		$113,565
4.	LPI Financial Services, Inc.	Forward Platform Fees		$2,037
5.	Purchase Escrow Services, LLC	Premium Remittance/Cost Reimb		$4,459,401
6.	Colette Pieper	Salaries/Expense Reimbursement	$6,981	$150,503
7.	Debora J. Carr	Salaries/Expense Reimbursement	$3,750	$42,000
8.	TOTAL PAYMENTS TO INSIDERS		$247,472	$5,674,756

PROFESSIONALS							[2]
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$1,017,731	$62,167	$1,017,731	$314,764
2.	Bridgepoint Consulting	12/15/15	$980,091	$81,112	$980,091	$486,928
3.	Epiq Bankruptcy Solutions	05/22/15	$3,699,916	$205,672	$3,097,986	$203,968
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	12/15/15	$256,535	$21,078	$256,535	$76,055
7.	MMS Advisors	03/25/16	$246,992	$246,992	$246,992	$0
8.	Munsch, Hardt, Kopf & Harr, P.C.	12/15/15	$1,989,216	$178,292	$1,989,216	$944,231
9.	Phillips Murrah	12/15/15	$192,270	$17,632	$192,270	$155,232
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	12/15/15	$8,951,910	$643,965	$8,951,910	$5,988,245
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$866,996	[3]
13.	Smith, Jackson, Boyer & Bovard, PLLC	12/18/15	$56,507		$56,507	$3,441
14.	Predictive Resources	11/19/15	$269,829	$67,118	$269,829	$197,824
15.	D3G Capital Management LLC/Lewis & Ellis Inc	12/03/15	$152,460		$152,460	$95,465
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[4]
17.	TOTAL PAYMENTS TO PROFESSIONALS			$1,524,029	$17,689,116	$9,333,149

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Pitney Bowes Global Financial Services, LLC	$5,423	$5,423	$0	[1]
2.	Pitney Bowes Global Financial Services, LLC	$906	$0	$0	[1]
3.	Johnnies Office Systems, Inc.	$1,055	$1,055	$0
4.	Great America Financial Services	$2,939	$2,970	$0
5.	PJC Investments, LLC	$10,000	$10,000	$0
6.	TOTAL	$20,323	$19,448	$0

[1]	These lease payments are quarterly, not monthly.
[2]	Professional fee and expense allocations are estimated by each firm across the 3 debtors, and are booked accordingly in the books and records. Payments are made based on cash availability and intercompany accounting. The total of all aggregate unallocated fees and expenses for the 3 debtors are reflected in the schedule above.
[3]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[4]	Amounts shown do not include employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners, Inc.

CASE NUMBER:	15-40289 (Jointly Administered)

MONTH:	April 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?	X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 5. Loans were recevied from maturities of Life Settlements per Docket 1127 related to financing.
Questionnaire Item 9. 2015 Property Taxes assessed on the airplane have not been paid pending request for the amount to be reduced.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF				PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED		& FREQUENCY
Workers Compensation	Service Lloyds Ins. Co.	06/14/2015-	06/14/2016	$316.00 /month